SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche Global Income Builder Fund

The following information replaces similar disclosure relating to the fund in “APPENDIX I-A –BOARD MEMBER SHARE OWNERSHIP AND CONTROL PERSONS” of the fund’s Statement of Additional Information:

Dollar Range of Beneficial Ownership(1)

Board Member	Deutsche Global Income Builder Fund
Independent Board Member:
John W. Ballantine	None
Henry P. Becton, Jr.	None
Dawn-Marie Driscoll	$1 - $10,000
Keith R. Fox	None
Paul K. Freeman	$50,001 - $100,000
Kenneth C. Froewiss	None
Richard J. Herring	None
William McClayton	None
Rebecca W. Rimel	None
William N. Searcy, Jr.	None
Jean Gleason Stromberg	None

(1) The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

Please Retain This Supplement for Future Reference

April 11, 2017
SAISTKR-325